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                                                                    EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated August 29, 1997, by and between Genzyme Corporation, a Massachusetts corporation (the "COMPANY"), and the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as a "PURCHASER" and, collectively, as the "PURCHASERS".

         Pursuant to the terms and conditions of the Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), the Company has agreed to issue and sell to each Purchaser a debenture (a "GMO DEBENTURE" and, together with the other debentures issued to the Purchasers pursuant to the Purchase Agreement, the "GMO DEBENTURES") the principal of which is convertible into Genzyme Molecular Oncology Division Common Stock, $.01 par value (the "GMO STOCK"), and exchangeable, under the terms and conditions set forth in the GMO Debenture, for a debenture (a "GGD DEBENTURE" and, together with the other debentures exchangeable for the GMO Debentures, the "GGD DEBENTURES"), the principal of which is convertible into shares of Genzyme General Division Common Stock, $.01 par value (the "GGD STOCK"). The GMO Debentures and GGD Debentures are sometimes collectively referred to herein as the "DEBENTURES".

         In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and under applicable state securities laws.

         In consideration of the Purchasers entering into the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.   DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings specified:

              (a) "GGD FILING DEADLINE" means, upon the occurrence of an Optional Exchange Trigger Event, the thirty-fifth (35th) day following the GGD Issue Date;

              (b) "GGD HOLDER" means, upon issuance of the GGD Debentures, any person owning or having the right to acquire, through conversion of principal of or payment of interest on the GGD Debentures, GGD Conversion Shares;

              (c) "GGD ISSUE DATE" shall have the meaning specified in the GMO Debentures;

              (d) "GGD REGISTRATION DEADLINE" means the ninety-fifth (95th) day following the GGD Issue Date;

              (e) "GMO FILING DEADLINE" means the thirtieth (30th) day following the IPO Date;




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              (f)  "GMO HOLDER" means any person owning or having the right to acquire, through conversion of principal of or payment of interest on the GMO Debentures, GMO Conversion Shares, including initially each Purchaser, and any permitted assignee thereof;

              (g) "GMO REGISTRATION DEADLINE" means the ninetieth (90th) day following the IPO Date, or such later date (not to exceed one hundred and eighty days following the IPO Date) as the managing underwriter for the IPO shall determine in good faith to be necessary in order to ensure the orderly completion of the IPO;

              (h) "HOLDER" means a GGD Holder or a GMO Holder, as the case may be;

              (i)  "IPO" shall have the meaning specified in the GMO Debentures;

              (j) "IPO DATE" shall have the meaning specified in the GMO Debentures;

              (k) "OPTIONAL EXCHANGE TRIGGER EVENT" shall have the meaning specified in the GMO Debentures;

              (l) "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("RULE 415") or any successor rule providing for the offering of securities on a continuous basis ("REGISTRATION STATEMENT"), and the declaration or ordering of effectiveness of a Registration Statement by the Securities and Exchange Commission (the "COMMISSION"); and

              (m) "REGISTRABLE SECURITIES" means (A) the shares of GMO Stock issued or issuable either (i) upon conversion of principal of the GMO Debentures or (ii) as payment for interest due and payable thereon, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of such shares (the "GMO CONVERSION SHARES") and (B) the shares of GGD Stock issued or issuable either
(i) upon conversion of principal of the GGD Debentures or (ii) as payment for interest due and payable thereon, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of such shares (the "GGD CONVERSION SHARES").

         2.   MANDATORY REGISTRATION.

              (a)  REGISTRATION OF GMO CONVERSION SHARES.

                   (i) FILING OF GMO REGISTRATION STATEMENT. The Company shall use its best efforts to prepare and file with the Commission, on or before the GMO Filing Deadline, a Registration Statement on Form S-3 (or, if Form S-3 is not available, on such form of Registration Statement as is then available to effect a registration of the GMO Conversion Shares) as a "shelf" registration statement under Rule 415 covering the resale of no less than 3,475,915 shares of GMO

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Stock (the "GMO REGISTRATION STATEMENT"). The GMO Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of GMO Stock as may be required to effect conversion of the GMO Debentures to prevent dilution resulting from stock splits, stock dividends or similar events, or as may become issuable upon conversion of the GMO Debentures by reason of reductions in the conversion price therefor.

                   (ii) AVAILABILITY OF GMO REGISTRATION STATEMENT. If the GMO Registration Statement is not declared effective by the Commission on or before the GMO Registration Deadline, or if, after the GMO Registration Statement has been declared effective by the Commission, sales of GMO Conversion Shares cannot be made by a GMO Holder under the GMO Registration Statement for any reason (other than during a Standstill Period, as defined below), the Company shall pay to such GMO Holder an amount equal to (A) the lesser of two percent (2%) per month and the highest rate permitted by applicable law, TIMES (B) the aggregate unpaid principal amount of the GMO Debenture held by such GMO Holder, accruing daily and compounded monthly, (x) in the case of the initial effectiveness of the GMO Registration Statement, from the GMO Registration Deadline until the date on which the GMO Registration Statement is declared effective and (y) in the case of the unavailability of the GMO Registration Statement, from the date of such unavailability until the date on which the GMO Registration Statement becomes available for sales of GMO Conversion Shares; PROVIDED, HOWEVER, that in no event shall the amount payable by the Company hereunder exceed twelve percent (12%) of the amount specified in clause (B) of this paragraph (ii). The amounts paid or payable by the Company hereunder shall be in addition to any other remedies available to a GMO Holder at law or in equity or pursuant to the terms of the Purchase Agreement or the GMO Debenture held by such GMO Holder.

                   (iii) MAINTENANCE OF AVAILABILITY OF GMO REGISTRATION STATEMENT. The Company shall, subject to Sections 4(f) and 4(g) hereof, maintain the effectiveness of the GMO Registration Statement from the effective date thereof until the earlier to occur of (i) the date on which all of the GMO Conversion Shares have been sold pursuant to the GMO Registration Statement and
(ii) the date on which all of the remaining GMO Conversion Shares (in the reasonable opinion of counsel to the Company) may be immediately sold to the public without registration and without regard to the number of GMO Conversion Shares which may be sold by a Holder thereof at a given time (the "GMO REGISTRATION PERIOD"). In the event that the number of GMO Conversion Shares available to be sold under the GMO Registration Statement is insufficient to cover all of the GMO Conversion Shares then issuable, the Company shall amend the GMO Registration Statement, or file a new Registration Statement, or both, to the extent necessary to cover all of such shares then issuable. Any such Registration Statement shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional GMO Conversion Shares as may be required to effect conversion of the GMO Debentures to prevent dilution resulting from stock splits, stock dividends or similar events, or as may become issuable upon conversion of the GMO Debentures by reason of reductions in the conversion price therefor. Unless and until such amendment or new Registration Statement becomes effective, each GMO Holder shall have the rights described in paragraph 2(a)(ii) above.


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              (b)  REGISTRATION OF GGD CONVERSION SHARES.

                   (i) FILING OF GGD REGISTRATION STATEMENT. The Company shall use its best efforts to prepare and file with the Commission, on or before the GGD Filing Deadline, a Registration Statement on Form S-3 (or, if Form S-3 is not available, on such form of Registration Statement as is then available to effect a registration of the GGD Conversion Shares) as a "shelf" registration statement under Rule 415 covering the resale of no less than the Registrable Amount (as defined below) of GGD Conversion Shares (the "GGD REGISTRATION STATEMENT"). The "REGISTRABLE AMOUNT" of GGD Conversion Shares shall be that number of such shares as shall be determined by dividing (x) the unpaid principal amount of all of the GMO Debentures exchanged for GGD Debentures pursuant to the terms of the GMO Debentures, plus any accrued and unpaid interest thereon, by (y) one hundred and thirteen percent (113%) of the average of the Closing Bid Prices (as defined in the Debentures) of the GGD Stock during the five (5) Trading Days immediately prior to (but not including) the GGD Issue Date. The GGD Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of GGD Stock as may be required to effect conversion of the GGD Debentures to prevent dilution resulting from stock splits, stock dividends or similar events.

                   (ii) AVAILABILITY OF GGD REGISTRATION STATEMENT. If the GGD Registration Statement is not declared effective by the Commission on or before the GGD Registration Deadline, or if, after the GGD Registration Statement has been declared effective by the Commission, sales of GGD Conversion Shares cannot be made by a GGD Holder under the GGD Registration Statement for any reason (other than during a Standstill Period, as defined below), the Company shall pay to such GGD Holder an amount equal to (A) the lesser of two percent (2%) per month and the highest rate permitted by applicable law, TIMES (B) the aggregate unpaid principal amount of the GGD Debenture held by such GGD Holder, accruing daily and compounded monthly, from (x) in the case of the initial effectiveness of the GGD Registration Statement, the GGD Registration Deadline until the date on which the GGD Registration Statement is declared effective and (y) in the case of the unavailability of the GGD Registration Statement, from the date of such unavailability until the date on which the GGD Registration Statement becomes available for sales of GGD Conversion Shares; PROVIDED, HOWEVER, that in no event shall the amount payable by the Company hereunder exceed twelve percent (12%) of the amount specified in clause (B) of this paragraph (ii). The amounts paid or payable by the Company hereunder shall be in addition to any other remedies available to a GGD Holder at law or in equity or pursuant to the terms of the Purchase Agreement or the GGD Debenture held by such GGD Holder.

                   (iii) MAINTENANCE OF AVAILABILITY OF GGD REGISTRATION STATEMENT. The Company shall, subject to Sections 4(f) and 4(g) hereof, maintain the effectiveness of the GGD Registration Statement from the effective date thereof until the earlier to occur of (i) the date on which all of the GGD Conversion Shares have been sold pursuant to the GGD Registration Statement and
(ii) the date on which all of the remaining GGD Conversion Shares (in the reasonable opinion of counsel to the Company) may be immediately sold to the public without registration and without regard to the amount of GGD Conversion Shares which may be sold by a Holder thereof at a given time (the "GGD REGISTRATION PERIOD"). In the event that the number of GGD Conversion

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Shares available to be sold under the GGD Registration Statement is insufficient to cover all of the GGD Conversion Shares then issuable, the Company shall amend the GGD Registration Statement, or file a new Registration Statement, or both, to the extent necessary to cover all of such shares then issuable. Any such Registration Statement shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional GGD Conversion Shares as may be required to effect conversion of the GGD Debentures to prevent dilution resulting from stock splits, stock dividends or similar events. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2(b)(ii) above.

         3.   PIGGYBACK REGISTRATION.

              (a) GMO PIGGYBACK RIGHTS. If at any time prior to the expiration of the GMO Registration Period, (i) the Company proposes to register shares of GMO Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity) and (ii) a Registration Statement covering the sale of all of the GMO Conversion Shares issuable at such time is not then effective and available for sales thereof by the GMO Holders, the Company shall, at such time, promptly give to each GMO Holder written notice of such proposed registration. Each GMO Holder shall have thirty (30) days from its receipt of such notice to deliver to the Company a written request specifying the amount of GMO Conversion Shares that such GMO Holder intends to sell and such GMO Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all GMO Conversion Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such GMO Holder; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3(a) without obligation to such GMO Holder.

              (b) GGD PIGGYBACK RIGHTS. If at any time prior to the expiration of the GGD Registration Period, (i) the Company proposes to register shares of GGD Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity) and (ii) a Registration Statement covering the sale of all of the GGD Conversion Shares issuable at such time is not then effective and available for sales thereof by the GGD Holders, the Company shall, at such time, promptly give to each GGD Holder written notice of such proposed registration. Each GGD Holder shall have thirty (30) days from its receipt of such notice to deliver to the Company a written request specifying the amount of GGD Conversion Shares that such GGD Holder intends to sell and such GGD Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all

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GGD Conversion Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such GGD Holder; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3(b) without obligation to such GGD Holder.

         4.   OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities pursuant to a Registration Statement hereunder, the Company shall, in addition to its other obligations hereunder:

              (a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus contained in such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

              (b) prior to the effectiveness of such Registration Statement, secure the designation and quotation or listing of such Registrable Securities on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange, as the case may be;

              (c) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as a Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

              (d) use its best efforts to register or qualify such Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of such Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

              (e) in the event of an underwritten public offering of such Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

              (f) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such

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prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; PROVIDED, HOWEVER, that the Company may delay preparing, filing and distributing any such supplement or amendment if the Company determines in good faith that such supplement or amendment would, in the reasonable judgment of the Company,
(i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders at such time; PROVIDED, FURTHER, that (x) the Company will give notice of any such delay no less than five (5) business days prior to such delay, (y) such delay shall not extend for a period of more than ten (10) business days without the written consent of the Holder and (z) the Company may impose such delay no more than once in each calendar year;

              (g) use its best efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

              (h) furnish to each Holder, on the date that such Registration Statement becomes effective, (i) an opinion, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder and in form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) in the case of an underwriting, a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder;

              (i) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part; and

              (j) permit counsel for the Holders to review such Registration Statement and all amendments and supplements thereto a reasonable period of time prior to the filing thereof with the Commission.

         5.   OBLIGATIONS OF HOLDERS.

         In connection with the registration of the Registrable Securities pursuant to a Registration Statement, each Holder shall:

              (a) promptly furnish to the Company such information regarding itself and the intended method of disposition of Registrable Securities (i) as the Company shall reasonably request

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in order to effect the registration thereof or (ii) as needed for any post-effective amendment to the Registration Statement or for any supplement to the prospectus including therein;

              (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(g), immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until withdrawal of the stop order referred to in paragraph 4(g); and

              (c) if so requested by the Company, and provided a Registration Statement or Registration Statements covering the sale of all of the Registrable Securities is or are then effective, the Holder shall not sell or otherwise transfer pursuant to any such Registration Statement (i) any GMO Conversion Shares during the period from the second (2nd) business day prior to the effective date of a registration statement filed by the Company under the Securities Act (other than a Registration Statement hereunder) in connection with a public offering of GMO Stock until the thirtieth (30th) calendar day following such effective date, (ii) any GGD Conversion Shares during the period from the second (2nd) business day prior to the effective date of a registration statement filed by the Company under the Securities Act (other than a Registration Statement hereunder) in connection with a public offering of GGD Stock until the thirtieth (30th) calendar day following such effective date, and
(iii) any GMO Conversion Shares or GGD Conversion Shares, as the case may be, during the period from the date specified in a notice delivered by the Company pursuant to paragraph 4(f) above that the Company has determined that it will delay, in accordance with the provisions of paragraph 4(f) above, the preparation and filing of an amendment or supplement to the prospectus included in the GMO Registration Statement or the GGD Registration Statement, as the case may be, until the expiration date specified in such notice (each of the periods described in clauses (i), (ii) and (iii) hereof being referred to herein as a "STANDSTILL PERIOD"). The Company agrees that, upon the conversion of principal of or interest on a GMO Debenture where the Conversion Date (as defined in the GMO Debenture) therefor occurs after the expiration of a Standstill Period, then until (and including) the tenth (10th) business day following the date of such expiration, the Conversion Price (as defined in the GMO Debenture) therefor shall be the lesser of (A) the lowest applicable Conversion Price in effect during the Standstill Period and (B) the applicable Conversion Price in effect on such Conversion Date.

         6.   INDEMNIFICATION.

         In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

              (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "LOSSES"), insofar as any such Losses arise out of or are based upon (i) any untrue statement

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or alleged untrue statement of a material fact contained in such Registration
Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (collectively, "VIOLATIONS"). The Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; PROVIDED, HOWEVER, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any such person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further that the Company shall not be required to indemnify any such person to the extent that any Loss results from such person selling Registrable Securities
(i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in Section 4(f) or 4(g).

              (b) To the extent permitted by law, each Holder shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further that in no event shall any indemnity under this subsection 6(b) exceed the net purchase price of securities sold by such Holder under the Registration Statement.

              (c)  Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of

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professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action.

              (d)  In the event that the indemnity provided in paragraph (a) or
(b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the indemnified party and the indemnifying party agree to contribute to the aggregate Losses to which the indemnified party or the indemnifying party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall any Holder be responsible for any amount in excess of the net purchase price of securities sold by it under a Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnified party or by the indemnifying party. The Company and each of the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the 1934 Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the 1934 Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

              (e)  The obligations of the Company and each Holder under this
Section 6 shall survive the conversion or redemption, if any, of the Debentures, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

         7.   REPORTS.

              With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("RULE 144") and any other rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act and file such reports and other documents as are required by the applicable provisions of Rule 144; and

              (c) furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit such Holder to sell such securities pursuant to Rule 144 without registration.

         8.   MISCELLANEOUS.

              (a) EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions, brokerage commissions, taxes of any kind (including without limitation transfer taxes) and fees and expenses of counsel to any Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(h) hereof shall be borne by the Company.

              (b) AMENDMENT; WAIVER. Any provision of this Agreement may be amended only pursuant to a written instrument executed by the Company and the Holders of at least 51% of the unpaid principal amount of the Debentures then outstanding. Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Company.

              (c) NOTICES. Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or when sent by verifiable facsimile transmission (with a hard copy to follow),
(ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                   If to the Company:

                   Genzyme Corporation
                   One Kendall Square
                   Cambridge, Massachusetts 02139
                   Attn: Chief Legal Officer
                   Tel: 617-252-7500
                   Fax: 617-252-7553
and if to any Holder, at such Holder's address and facsimile number as such Holder shall have furnished to the Company in writing either in the Purchase Agreement or otherwise in accordance with this paragraph 8(c).

              (d) TERMINATION. This Agreement shall terminate on the earlier to occur of (a) the end of all Registration Periods and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification obligations under this Agreement.

              (e) ASSIGNMENT. The rights of a Holder hereunder shall be assigned automatically to any transferee of the GMO Debenture or GGD Debenture, as the case may be, then held by such Holder as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) immediately following such transfer, the further disposition of Registrable Securities is restricted under the Securities Act or under state securities laws, (iii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iv) such transfer is made in accordance with the applicable requirements of the Purchase Agreement.

              (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

              (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

              (h) HEADINGS. The headings in this Agreement are used for convenience only and are not to be construed in construing or interpreting this Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first-above written.

GENZYME CORPORATION

By: /s/ David J. McLachlan
    ----------------------
    Name:  David J. McLachlan
    Title: Executive Vice President, Finance,
           Chief Financial Officer


PURCHASER NAME: Tribeca Investments, L.L.C.
                ---------------------------

By: /s/ William H. Heyman
    ---------------------
    Name:  William H. Heyman
    Title: CEO


PURCHASER NAME: Swiss Bank Corporation, London Branch
                -------------------------------------

By: /s/ Kipp K. Schrage
    -------------------
    Name:  Kipp K. Schrage
    Title: Swiss Bank Corp (London Branch)
           attorney in fact

/s/ George W. Locasto
---------------------
George W. Locasto
Swiss Bank Corp (London Branch)
attorney in fact


PURCHASER NAME: Stark International
                -------------------

By: /s/ Michael A. Roth
    -------------------
    Name:  Michael A. Roth
    Title: Managing Member


PURCHASER NAME: SoundShore Partners L.P.
                ------------------------

By: /s/ Thomas J. Leishman
    ----------------------
    Name:  Thomas J. Leishman
    Title: Vice President*

                                     *BY: AIG International Asset Management Ltd
                                          as General Partner of
                                          SoundShore Partners L.P.


PURCHASER NAME: Shepherd Investments International, Ltd.
                ----------------------------------------

By: /s/ Michael A. Roth
    -------------------
    Name:  Michael A. Roth
    Title: General Member of Investment Mgr.
           Staro Asset Management


PURCHASER NAME: Proprietary Convertible Investment Group Inc.
                ---------------------------------------------

By: /s/ Allan Weine
    ---------------
    Name:  Allan Weine
    Title: Vice-President


PURCHASER NAME: Oracle Partners, L.P.
                ---------------------

By: /s/ Larry N. Feinberg
    ---------------------
    Name:  Larry N. Feinberg
    Title: General Partner


PURCHASER NAME: Och-Ziff Capital Management, L.P.
                ---------------------------------

By: /s/ Daniel S. Och
    -----------------
    Name:  Daniel S. Och
    Title: Managing Member of Och-Ziff Associates, L.L.C.
           General Partner of Och-Ziff Capital Management, L.P.


PURCHASER NAME: Employers Reinsurance Corporation
                ---------------------------------

By: /s/ Ross S. Margolies
    ---------------------
    Name:  Ross S. Margolies
    Title: Director



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